UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

C4 THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39567	47-5617627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 200 Watertown, MA		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 231-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CCCC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer, Treasurer, Principal Financial Officer and Principal Accounting Officer

On May 20, 2021, C4 Therapeutics, Inc. (the “Company” or “us”), announced the appointment of Lauren White as its Chief Financial Officer and treasurer, effective as of June 21, 2021. Ms. White will also serve as the Company’s principal financial officer and principal accounting officer effective as of such date.

Ms. White, age 42, joins the Company with over 20 years of international experience in corporate finance and strategy. She is joining from Novartis where, since 2017, she held roles of increasing responsibility within the global finance organization. Most recently, she served as vice president and global head of business planning and analysis at Novartis Institutes for BioMedical Research (NIBR), where she led strategic financial projects for the global research unit. At Novartis, Ms. White also launched the global health business unit as chief financial officer after serving in roles across global finance and financial reporting and accounting. Prior to Novartis, Ms. White worked from 2006 to 2011 in strategy and marketing roles with Boston Consulting Group and from 2000 to 2005 with General Electric. Ms. White earned an M.B.A. from Harvard Business School in 2007 and a B.S. from the Carroll School of Management at Boston College in 2000.

In connection with Ms. White’s appointment, she will receive an annual base salary of $415,000, a sign-on bonus of $60,000 and an opportunity to earn a performance bonus of up to 40% of her base salary per year. She will also receive an option to purchase up to 136,000 shares of the Company’s common stock at the exercise price equal to the last reported price of the Company’s stock on the Nasdaq Stock Market on the effective date of her commencement of employment, such stock option to vest in equal monthly installments over a period of four years with a one-year cliff. She will also enter into an employment agreement with the Company in substantially the form filed as Exhibit 10.7 to the Company’s registration statement on Form S-1 on September 10, 2020 (the “Registration Statement”), which is incorporated herein by reference, and an indemnification agreement with the Company in substantially the form filed as Exhibit 10.6 to the Registration Statement, which is also incorporated herein by reference.

In order to provide for the orderly transition of Ms. White’s responsibilities, William T. McKee, the Company’s current Chief Financial Officer, has agreed to remain with the Company as a consultant to Ms. White and the Company on an as needed basis until July 2, 2021.

There are no family relationships between Ms. White and any of the Company’s directors or executive officers. In addition, Ms. White is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company issued a press release on May 20, 2021 announcing Ms. White’s appointment. The press release is attached hereto as Exhibit 99.1. Pursuant to General Instruction B.2. to Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Interim Appointment of Principal Accounting Officer

As announced on April 30, 2021, the Company’s VP, Finance and Corporate Controller and principal accounting officer, Laura J. Wahlberg, resigned from her employment with the Company, effective as of May 28, 2021. Upon Ms. Wahlberg’s departure, Mr. McKee will assume the role of the Company’s principal accounting officer on an interim basis and will serve in that capacity until Ms. White assumes that role upon the commencement of her employment with the Company.

Mr. McKee, age 59, has served as our Chief Financial Officer since April 2020 and, since February 2021, as our corporate Treasurer. Mr. McKee has also served as Chief Executive Officer of MBJC Associates, LLC, a business consulting firm serving pharmaceutical and biotechnology companies, since February 2010. Mr. McKee served as Chief Operating Officer and Chief Financial Officer of EKR Therapeutics, Inc., from July 2010 to June 2012, when EKR was sold to Cornerstone Therapeutics Inc., a pharmaceutical company. From January 2009 to March 2010, Mr. McKee served as the Executive Vice President, Chief Financial Officer and Treasurer of Barr Pharmaceuticals, Inc., a subsidiary of Teva Pharmaceutical Industries Limited (NYSE: TEVA), or Teva. Mr. McKee was also Executive Vice President and Chief Financial Officer of Barr prior to its acquisition by Teva, having joined the company in 1995. Mr. McKee has served as a director and chairman of the audit committee and member of the compensation committee of Assertio Therapeutics, Inc. (Nasdaq: ASRT), a specialty pharmaceutical company, since March 2017, and has served as a director and chairman of the audit committee of Aileron Therapeutics, Inc. (Nasdaq: ALRN), a biopharmaceutical company, since March 2019. Mr. McKee also serves as a director of Vinci Pharmaceuticals, Inc., a biotechnology company developing specialty ophthalmic products for the retina, since June 2020. Mr. McKee holds a B.B.A. from the University of Notre Dame.

Mr. McKee provides services to us as our Chief Financial Officer under a consulting agreement, dated March 31, 2020, with MBJC Associates, LLC, a copy of which was filed as Exhibit 10.9 to the Registration Statement and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description
99.1	Press Released dated May 20, 2021 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C4 Therapeutics, Inc.

Date: May 20, 2021	By:	/s/ Jolie M. Siegel
Jolie M. Siegel
Chief Legel Officer